SunTrust Banks, Inc. 1Q 2011 Earnings Presentation April 21, 2011 Exhibit 99.2

Important Cautionary Statement
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports
on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding our expectations about nonperforming loans and net charge-offs, net interest margin, and the impacts of legislative and regulatory changes are forward-looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,”
“intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include:  difficult market conditions have adversely affected our industry; concerns over market volatility continue; recently enacted legislation, legislation enacted in the future, and certain proposed federal programs subject us to increased regulation and may adversely affect us; the Dodd-Frank Act makes fundamental changes to the regulation of the financial services industry, some of which may adversely affect our business; SunTrust Bank may be subject to higher deposit insurance assessments; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks from originating, selling, and holding mortgages, including the risk that we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends;
disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

2 Table of Contents I. TARP SHARES REDEMPTION II. FINANCIAL PERFORMANCE III. RISK REVIEW IV. BUSINESS HIGHLIGHTS V. APPENDIX

TARP Redemption
I. TARP SHARES REDEMPTION
TARP Redemption Completed Following Successful Equity and Debt Offerings
Key Points
• Following the Federal Reserve’s review of SunTrust’s
capital plan in connection with the Comprehensive
Capital Analysis and Review (CCAR), SunTrust
completed $1 billion equity and debt offerings to
facilitate TARP redemption
• Both offerings were substantially oversubscribed and
well-received by the market, as evidenced by the
equity offering’s 4.4% file-to-offer premium
• TARP shares were repurchased from the U.S.
• SunTrust demonstrated a patient, deliberate
approach to TARP redemption, which ultimately
benefited our shareholders. In connection with
TARP redemption, SunTrust's common stock
issuance as a percentage of TARP outstanding
was 21%
Common Stock Offering – 3/18/11
Senior Debt Offering – 3/21/11
Total Offering Size $1.0B
Shares Offered 35.3MM
Closing Stock Price 3/17/11 $28.25
Closing Stock Price 3/18/11 $29.59
Offering Price $29.50
File-to-Offer Premium 4.4%
Total Offering Size $1.0B
Maturity April 2016
Coupon 3.60%
Offering Price over 5-yr UST 160bps

Treasury on March 30
th

7.70%
7.92%
8.02%
8.08%
9.00%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11[1]

9.56%
9.84%
9.93%
10.02%
11.00%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11[1]

Tier 1 Common Ratio Tier 1 Capital Ratio (Excluding TARP)
2
Tangible Common Equity Ratio
3
Tangible Book Value Per Share
3
1. Estimated
2. The Tier 1 Capital Ratio including TARP was 13.13% in 1Q 10, 13.51% in 2Q 10, 13.58% in 3Q 10, and 13.67% in 4Q 10
3. Please refer to the Appendix for a reconcilement to the most directly comparable GAAP financial measure
Capital Position
Capital Ratios Further Strengthened and Significantly Exceed Current and Proposed
Regulatory Standards
1 1
I. TARP SHARES REDEMPTION

1Q 11 Summary
• Reported earnings per share of $0.08
• Excluding the impact of TARP redemption, EPS was $0.22
2
, which was stable compared
to the prior quarter and up substantially from the prior year
• $4.85 billion of TARP preferred shares repurchased from the U.S. Treasury
• Patient and deliberate strategy proved beneficial to shareholders
• 9.0% 1Q 11 Tier 1 common ratio
1
• Growth in lower cost deposits and favorable deposit mix shift continued
• Average loan balances increased modestly, with continued run-off in higher-risk categories
• Net Interest Margin expanded 9 basis points, up for the eighth consecutive quarter
• Fee income declined sequentially due to market-sensitive factors, but increased meaningfully from the prior year
• Expenses declined 5% sequentially
Profitability
TARP
Redemption
Balance
Sheet
Revenue
Expense
1. Estimated
2. The TARP redemption charge was ($74) million, or approximately ($0.14) per share.  This non-cash charge to net income available to common shareholders reflects the unamortized discount on the TARP preferred shares
• Improvements in credit quality continued.  Nonperforming loans/assets, early stage delinquencies, net charge-offs, and the provision for loan losses all declined
Credit
II. FINANCIAL PERFORMANCE

($ in millions, except per share data)
Income Statement Highlights
II. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Credit Losses
Noninterest Income
Total Revenue (FTE)
Noninterest Expense
Net Income/(Loss)
Preferred Dividends
Net Income/(Loss) to Common
Shareholders
Net Income/(Loss) per Share
Net Income/(Loss) per Share excl.
TARP Redemption
1
$1,277
447
883
2,160
1,465
180
142
38
$0.08
$0.22
$1,202
862
698
1,900
1,361
(161)
68
(229)
($0.46)
($0.46)
$1,294
512
1,032
2,326
1,548
185
69
114
$0.23
$0.23
1Q 10 4Q 10 1Q 11
Financial Highlights Key Points
Significant 1Q 11 Items
•($74) million after-tax charge from TARP
redemption – ($0.14) EPS impact
•$64 million securities gains in both 1Q 11
and 4Q 10 – $0.08 EPS impact
Prior Quarter Variance
•Stable EPS (excluding TARP redemption):
Lower provision from continued credit
quality improvement
Decline in fee income from market-
sensitive / cyclical items
Reduced expenses, despite seasonal
increase in employee benefits costs
Prior Year Variance
•Significant EPS improvement driven by:
Net interest income growth, primarily
from improved deposit mix and pricing
Improved credit quality / lower provision
Higher fee income in core consumer and
commercial categories
EPS of $0.22 Excluding TARP Redemption Impact
1
1. Reported EPS was $0.08.  The TARP redemption charge of ($74) million, or approximately ($0.14) per share, is reflected in the Preferred Dividends line item and is a non-cash charge related to the unamortized discount on the TARP preferred shares

$11,649
$43,357
$53,797
$12,141
$43,343
$52,774
$13,318
$43,682
$52,023
$14,963
$44,197
$51,716
$16,112
$43,654
$51,367
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
Commercial
Residential
Consumer

II. FINANCIAL PERFORMANCE
Loans
Average Performing Loans¹ Key Points
Prior Quarter Variance
•~$400 million performing loan balance growth, as
growth in Consumer more than offset declines in
Residential and Commercial
•Consumer segment growth driven by full quarter
impact of December 2010 auto loan purchase, as well
as growth in Guaranteed Student Loans
•In the Commercial segment, C&I increased while
Construction and CRE declined
•Residential segment declined due to continued run-
off in higher-risk segments
Prior Year Variance
•$2.1 billion, or 2% growth, in performing loans
•Consumer segment up ~$4.5 billion, driven by
Indirect and Guaranteed Student Loans
•Commercial segment down ~$2.4 billion, due to
Construction and CRE
•Residential segment flat as growth in Government
Guaranteed Mortgages offset declines in higher-risk
portions of the Residential Mortgage and Home
Equity categories
($ in millions)
Modest Average Balance Growth from 4Q 10
$110,702 $111,133
1. 2010 quarterly averages for the Commercial, Residential, and Consumer segments are calculated using month end balances and, therefore, do not sum to the total performing loan balances, which are calculated using daily average balances
$108,987
$108,033
$108,816

Higher-Risk Home Equity Products
Higher-Risk Mortgage Products
Commercial Construction
$23,353
$8,340
$8,085
$6,928
$16,484
$6,869
$5,314
$4,301
$15,219
$6,629
$4,937
$3,653
$14,095
$6,386
$4,658
$3,051
$13,081
$6,142
$4,370
$2,569
$12,010
$5,765
$4,136
$2,109
4Q 08
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

II. FINANCIAL PERFORMANCE
Higher-risk Loans
1
Higher-risk Loans (period-end) Key Points
• Higher-risk categories down over $11 billion, or
almost 50%, since 4Q 08
These declining portfolios represent only 10%
of  total loans
• Over this same time, government-guaranteed loans
are up over $6 billion to $9.0 billion
Prior Quarter Variance
• $1.1 billion, or 8%, decline in higher-risk loans
• Declines occurred in each of the major categories,
as well as the sub-categories (listed in footnote)
• Largest dollar declines occurred in Commercial
Construction ($460 million, or 18%) and High LTV
Home Equity ($233 million)
Prior Year Variance
• $4.5 billion, or 27%, decline in higher-risk loans
• Commercial Construction down $2.2 billion, or 51%
• Higher-risk Mortgages down $1.2 billion, or 22%
Residential Construction down over $0.5 billion
• Higher-risk Home Equity down $1.1 billion, or 16%,
primarily from High LTV Lines and HE Loans
($ in millions)
Continued Declines in Higher-risk Categories
1. Higher-risk Mortgage products include Prime 2nds, Residential Construction, and Alt-A. Higher-risk Home Equity includes High LTV lines (includes Florida lines > 80% LTV and other lines > 90% LTV), Brokered Home Equity, and Home Equity Loans.  Data includes performing and nonperforming loans

$24,865
$3,856
$36,250
$25,593
$24,520
$24,224
$4,093
$37,703
$24,949
$25,491
$23,295
$4,074
$39,839
$23,514
$26,511
$21,405
$4,087
$41,711
$24,637
$27,848
$20,191
$4,266
$42,603
$25,370
$28,280
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
DDA
NOW
Money Market
Savings
Time

II. FINANCIAL PERFORMANCE
Deposits
Average Client Deposits Key Points
($ in millions)
Favorable Deposit Growth and Mix Shift Trends Continued
$119,688
$116,460 $117,233
$115,084
$120,710
Prior Quarter Variance
•Client Deposits grew $1.0 billion, or 1%, to a
record level of $120.7 billion
•Continued favorable shift in deposit mix
DDA, NOW, MMA, and Savings up a combined
$2.2 billion, or 2%
Prior Year Variance
•Client Deposits grew $5.6 billion, or 5%
•Growth entirely in lower-cost accounts, including:
DDA up $3.8 billion, or 15%
MMA up $6.4 billion, or 18%
•Higher-cost Time Deposits declined $4.7 billion, or
19%

II. FINANCIAL PERFORMANCE
Net Interest Income
Net Interest Income, FTE Key Points
($ in millions)
Net Interest Margin Net Interest Income
Net Interest Margin Expanded for Eighth Straight Quarter
Prior Quarter Variance
•Net Interest Margin expanded 9 bps
Interest earning assets up 5 bps, as loan and
securities yields expanded 2 bps and 6 bps,
respectively
Deposit mix shift and lower rates paid contributed
to 4 bps decline in interest-bearing liabilities
•Net Interest Income down modestly due to day count
Prior Year Variance
•Net Interest Income up $75 million, or 6%, driven by a
21 bps expansion in the Net Interest Margin
Deposit mix shift and rates paid drove a 31 bps
decline in interest-bearing liabilities
Interest earning asset yields declined a modest 6
bps, as efforts to drive improved loan pricing and
the Commercial loan swap position helped
mitigate the impacts of the continued low rate
environment
2Q 11 Expectation
•Expect Net Interest Margin to be relatively stable to
1Q 11
$1,202
$1,277
$1,294
$1,266
$1,208
3.32%
3.33%
3.41%
3.44%
3.53%
1,000
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
3.0%
3.2%
3.4%
3.6%

$772
($74)
$144
$808
$1,047
$108
$924
$58
$825
Adjusted Noninterest Income
Adjustment Items¹

II. FINANCIAL PERFORMANCE
Noninterest Income
Noninterest Income
($ in millions)
$883
$1,047
$1,032
Key Points
Sequential Quarter Declined, as Expected, Due to Market-Sensitive Revenue
1. Please refer to the appendix for adjustment detail
Prior Quarter Variance
•Adjusted Noninterest Income declined $99 million,
or 11%, due primarily to:
Mortgage Production – higher interest rate
environment resulted in reduced refinance
activity
Investment Banking – 1Q declined from a
record 4Q
Prior Year Variance
•Adjusted Noninterest Income increased $53
million, or 7%
Trust Income, Retail Investment Services,
Investment Banking, and Card Fees each
increased by over $10 million and grew by
double digit percentages
Mortgage Production increased due to lower
repurchase reserve costs
Service Charges on Deposits declined due to
the impact of Reg E
$952
$698
1Q 10              2Q 10             3Q 10              4Q 10 1Q11

Repurchase demand increased in 1Q 2011 driven
by an increase in demands from 2007 vintage
Summary Statistics
Losses have stabilized but reserve is marginally up
due to an increase in new demands
II. FINANCIAL PERFORMANCE
Mortgage Repurchase Trends
($ in millions)
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Period-end
Balance
$287 $317 $320 $293 $363
% Non-Agency
(approx.)
10% 5% 7% 10% 10%
($ in millions)
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
2005 & Prior $18 $21 $26 $20 $24
2006 65 85 71 69 78
2007
168 204 134 108 157
2008
25 30 27 25 44
2009
8 8 4 7 2
2010
0 0 1 4 7
Total
$285 $349 $263 $233 $313
% Non-Agency
(approx.)
4% 3% 6% 7% 9%
Metric (2005 – 2011 vintages) Amount ($B)
Sold UPB $ 209
Remaining UPB 106
Cumulative Repurchase Requests
3.7
Requests Resolved
3.3
Losses Recognized to Date
0.8
1Q 2011 Reserve
0.3
Income Statement Impact to Date
1.1
Memo:  Non-Agency UPB
16
1. Includes estimates
2. Amount is an estimate and is included in the $106 billion of remaining UPB
($ in millions)
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Pending demands increased in 1Q 2011
Beginning Balance $200 $210 $256 $270 $265
Additions 128 148 95 85 80
Charge-Offs (118) (102) (81) (90) (75)
Ending Balance $210 $256 $270 $265 $270
1
2

$1,361
$68
$12
$15
$1,465
$1,362
$1,435
$1,487
$1,533
$1,466
($1)
($1)
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
Adjusted Noninterest Expense[1]
Adjustment Items[1]

Noninterest Expense
Noninterest Expense
($ in millions)
Key Points
II. FINANCIAL PERFORMANCE
$1,548
$1,499
$1,503
Decline from 4Q, Despite Seasonally Higher Benefits Expenses
1. Please refer to the appendix for adjustment detail
Prior Quarter Variance
•$83 million, or 5%, decline in reported Noninterest
Expense
•$67 million, or 4%, decline in Adjusted Noninterest
Expense
Other Expenses down due primarily to lower
credit-related expenses
Marketing & Customer Development and
Outside Processing declined $18 million and
$16 million, respectively
Employee Compensation increased due to
seasonally higher benefits costs, which more
than offset declines in other staff expenses
Prior Year Variance
•Total Noninterest Expenses increased by $104
million
Employee Compensation is largest driver, up
$62 million, due to improved revenue
generation and staff additions
¹ ¹

Total Delinq.
Delinq. Excl. Gov't Guar.
1.19%
1.04%
1.26%
0.98%
1.24%
0.96%
1.18%
0.90%
1.15%
0.80%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

Nonperforming Loans
Other Assets 1
($ in millions)
$6,043
$858
$5,185
$5,463
$764
$4,699
$5,069
$696
$4,373
$4,758
$648
$4,110
$4,568
$597
$3,971
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

($ in millions)
$821
2.91%
$722
2.57%
$690
2.42%
$621
2.14%
$571
2.01%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

($ in millions)
$3,176
2.80%
$3,156
2.81%
$3,086
2.69%
$2,974
2.58%
$2,854
2.49%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

Credit Quality Improvement
III. RISK REVIEW
30 - 89 Day Delinquencies
Net Charge-offs Allowance for Loan and Lease Losses
ALLL Ratio ALLL ($)
Continued Improvement in All Key Metrics
1. Includes $160 million in mortgage loans transferred to HFS in 1Q 10 and $47 million in mortgage loans transferred to HFS in 1Q 11
NCOs to Avg. Loans (annualized) Net Charge-offs
Nonperforming Assets

($ in millions)
$31
$2,853
$2,301
$35
$2,473
$2,191
$42
$2,273
$2,058
$35
$2,188
$1,887
$32
$2,076
$1,863
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
Commercial
Residential
Consumer

($ in millions)
$49
$603
$169
$35
$465
$222
$31
$428
$231
$35
$383
$203
$35
$380
$156
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
Commercial
Residential
Consumer

Loan Portfolio
Key Points
Net Charge-offs
$722
$690
$571
$621
$821
Nonperforming Loans
$3,971
$5,185
$4,699
$4,373
$4,110
Prior Quarter Variance
•NPLs declined $139 million, or 3%
Residential down $112 million, including $57
million from the transfer to HFS
1
•Net charge-offs declined $50 million, or 8%
Commercial down $47 million due to declines
in C&I and CRE
Residential and Consumer stable
Residential 1Q 11 NCO includes a $10 million
write-down on NPL transfer to HFS
Prior Year Variance
•NPLs declined $1.2 billion, or 23%, driven by C&I,
Residential mortgages, and Construction
•NCOs decreased in all segments by a total of
$250 million, or 30%, with the largest declines in
the Residential Nonguaranteed portfolio
2Q 11 Expectation
•Expect NPLs to decline and NCOs to be relatively
stable from 1Q 11 levels
Seventh Consecutive Quarter of NPL Declines
1. $57 million reflects the carrying value prior to the transfer to HFS
III. RISK REVIEW

Selected Accomplishments
IV. BUSINESS HIGHLIGHTS
Excellent Client Service is Being Recognized by Our Industry
• Received 18 Greenwich Excellence Awards for Distinguished Performance in Serving the
Financial Needs of Business Clients in Small and Middle Market Business Banking
One of the top two award recipients nationally
Ranked highest in customer satisfaction in Small Business Banking
• Ranked #1 bank for customer experience
2
Client Service Improvements are Translating into Client Loyalty
• Client satisfaction is at an all-time high as measured in our Service Excellence Program
3
• Achieved #1 industry ranking for client loyalty in Commercial and Private Wealth Management against key competitors
4
• Net new consumer checking accounts up 30% from 1Q 2010 driven by a 9% decline in closed accounts, as attrition continues to improve
Focus on Customer-Centric Strategies is Yielding Results
• Client Deposits reached a record level in 1Q 11
• Third highest quarter of net income and revenue results for CIB—revenue up 50% from prior year
• Wealth and Investment Management net income up 34% from the prior year; fee income up 16%
Teammate Engagement is Improving Markedly
• Completed second annual employee engagement survey—90% participation:
Realized positive improvements in every surveyed area
1
Working as One Team to Deliver the Organization to Our Clients
• Improved cross-sell penetration across many of our lines of business
1. Based upon internal surveys conducted by Gallup
2. By Forrester Research
3. Proprietary research conducted by Gallup on behalf of SunTrust
4. Based upon Gallup Survey results within the SunTrust footprint
Client First
One Team
Profitable
Growth

1Q 11 Summary
• Reported earnings per share of $0.08
• Excluding the impact of TARP redemption, EPS was $0.22
2
, which was stable compare
d to the prior quarter and up substantially from the prior year
• $4.85 billion of TARP preferred shares repurchased from the U.S. Treasury
• Patient and deliberate strategy proved beneficial to shareholders
• 9.0% 1Q 11 Tier 1 common ratio
1
• Growth in lower cost deposits and favorable deposit mix shift continued
• Average loan balances increased modestly, with continued run-off in higher-risk categories
• Net Interest Margin expanded 9 basis points, up for the eighth consecutive quarter
• Fee income declined sequentially due to market-sensitive factors, but increased meaningfully from the prior year
• Expenses declined 5% sequentially
Profitability
TARP
Redemption
Balance
Sheet
Revenue
Expense
1. Estimated
2. The TARP redemption charge was ($74) million, or  approximately ($0.14) per share.  This non-cash charge to net income available to common shareholders reflects the unamortized discount on the TARP preferred shares
• Improvements in credit quality continued.  Nonperforming loans/assets, early stage delinquencies, net charge-offs, and the provision for loan losses all declined
Credit
IV. BUSINESS HIGHLIGHTS

18 Appendix

$0.2
3.8
18.0
0.6
0.3
0.2
0.7
2.8
$26.6
U.S. Treasury
U.S. Agency
MBS – Agency
U.S. States and Subdivisions
MBS – Private
Corporate & Other
Asset – Backed Securities
Other Equity
Total AFS
4Q 2010                 1Q 2011               $ Change
Securities
Available for Sale
($ in billions, period-end balances)
Securities Portfolio
V. APPENDIX
$5.5
1.9
14.4
0.6
0.3
0.5
0.8
2.9
$26.9
$(5.3)
1.9
3.6
-
-
(0.3)
(0.1)
(0.1)
$(0.3)
Stable Portfolio; $64 million in 1Q Gains Recognized in Repositioning
Note:  Columns may not foot due to rounding

V. APPENDIX
30 – 89 Day Delinquencies by Loan Class – Excl. Govt.
Guaranteed Loans
Memo:
($ in millions) 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
1Q 11 Loan
Balance
30-89 Day Delinquencies
Commercial Loans
Commercial & industrial 0.36% 0.31% 0.28% 0.25% 0.22% $ 45,080
Commercial real estate 0.77 1.05 0.88 0.43 0.33 6,043
Commercial construction 1.16 1.18 0.67 0.42 0.47 2,109
Total commercial loans 0.47 0.46 0.38 0.28 0.24 53,232
Residential Loans
Residential mortgages - guaranteed - - - - - 4,516
Residential mortgages - nonguaranteed 1.91 1.83 1.88 1.90 1.63 23,443
Home equity products 1.46 1.44 1.52 1.40 1.46 16,382
Residential construction 3.27 2.82 2.61 3.28 2.94 1,208
Total residential loans
1
1.79 1.71 1.76 1.74 1.60 45,549
Consumer Loans
Guaranteed student loans - - - - - 4,477
Other direct 1.03 0.63 1.87 0.92 1.12 1,786
Indirect 0.88 0.82 0.79 0.78 0.68 9,469
Credit cards 2.97 2.58 2.76 2.40 2.04 419
Total consumer loans
2
1.03 0.88 1.05 0.86 0.79 16,151
Total SunTrust - excluding government guaranteed
delinquencies 1.04% 0.98% 0.96% 0.90% 0.80% $ 114,932
Total SunTrust - including government guaranteed
delinquencies
3
1.19% 1.26% 1.24% 1.18% 1.15%
1. Excludes delinquencies on all federally guaranteed mortgages
2. Excludes delinquencies for  federally guaranteed student loans
3. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

V. APPENDIX
Nonperforming Loans by Loan Class
Memo:
($ in millions) 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
1Q 11 Loan
Balance
Nonperforming Loans
Commercial Loans
Commercial & industrial $669 $644 $601 $584 $585 $45,080
Commercial real estate 252 321 346 342 435 6,043
Commercial construction 1,380 1,226 1,111 961 843 2,109
Total commercial loans 2,301 2,191 2,058 1,887 1,863 53,232
Residential Loans
Residential mortgages - guaranteed - - - - - 4,516
Residential mortgages - nonguaranteed 2,008 1,749 1,591 1,543 1,458 23,443
Home equity products 369 360 357 355 343 16,382
Residential construction 476 364 325 290 275 1,208
Total residential loans 2,853 2,473 2,273 2,188 2,076 45,549
Consumer Loans
Guaranteed student loans - - - - - 4,477
Other direct 7 14 14 10 11 1,786
Indirect 24 21 28 25 21 9,469
Credit cards - - - - - 419
Total consumer loans 31 35 42 35 32 16,151
Total $5,185 $4,699 $4,373 $4,110 $3,971 $114,932

V. APPENDIX
Net Charge-offs by Loan Class
Memo:
($ in millions) 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
1Q 11 Loan
Balance
Net Charge-offs to Avg. Loans annualized
1
Commercial Loans
Commercial & industrial 0.92% 0.92% 0.74% 0.94% 0.44% $45,080
Commercial real estate 0.57 0.97 2.33 1.79 1.42 6,043
Commercial construction 4.97 10.38 13.06 9.62 14.76 2,109
Total commercial loans 1.22 1.61 1.70 1.50 1.19                                          53,232
Residential Loans
Residential mortgages - guaranteed - - - - - 4,516
Residential mortgages - nonguaranteed 5.40 3.37 3.30 3.09 3.19 23,443
Home equity products 4.56 4.04 3.69 3.71 3.96 16,382
Residential construction 14.56 20.44 18.09 11.61 10.46 1,208
Total residential loans 5.26 4.06 3.68 3.28 3.37 45,549
Consumer Loans
Guaranteed student loans - - - - - 4,477
Other direct 2.78 3.02 1.74 2.20 2.53 1,786
Indirect 1.00 0.57 0.55 0.65 0.56 9,469
Credit cards 16.37 11.59 10.34 9.52 8.68 419
Total consumer loans 1.69% 1.19% 0.91% 0.93% 0.89% $16,151
Total 2.91% 2.57% 2.42% 2.14% 2.01% $114,932
1. 2010 net charge-off ratios calculated using average of month-end loan balances

Accruing
Nonaccruing
($ in millions)
$927
$986
$988
$1,005
$976
$1,908
$2,269
$2,516
$2,613
$2,643
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

Current
30-59 DLQ
60-89 DLQ
($ in millions)
$70
$86
$93
$108
$92
$125
$155
$198
$176
$193
$1,682
$1,980
$2,165
$2,245
$2,286
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

TDR Composition
Mortgage and Consumer Loans are 95% of Accruing TDRs; 87% are Current on
Principal and Interest Payments
TDR Trend
Early Stage Accruing TDR Delinquencies
Key Points
Prior Quarter Variance
•Total TDRs were stable at $3.6 billion
•Accruing and current balances increased modestly
•Early stage delinquencies remained stable
Prior Year Variance
•Total TDRs increased by $784 million due to
increased modifications, primarily in Residential
loans
•The percentage of TDRs that are accruing
increased to 73% in 1Q 11 from 67% in 1Q 10
$2,835
$3,255
$3,504
$3,618 $3,619
V. APPENDIX

Noninterest Income Reconciliation
V. APPENDIX
($ in millions)
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Total Noninterest Income $698 $952 $1,047 $1,032 $883
Adjustment Items:
Securities Gains/(Losses) 1 57 69 64 64
Fair Market Value Adjustments (Trading Income) (23) 1 17 30 14
STI Debt Valuation (Trading Income) (20) 63 (22) 16 (20)
SunTrust Index-linked CDs (SILC) (Trading
Income) (31) 23 (59) 5 (11)
Auction Rate Securities (Trading Income) 7 (2) 1 (11) 16
Fair Value Adjustments (Mortgage Production) (8) 2 (6) (9) (5)
Stable River Gain (Other Income) - - - 13 -
Total Adjustments (74) 144 0 108 58
Adjusted Noninterest Income $772 $808 $1,047 $924 $825

Noninterest Expense Reconciliation
V. APPENDIX
($ in millions)
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Total Noninterest Expense $1,361 $1,503 $1,499 $1,548 $1,465
Adjustment Items:
AHG Writedown (Other Exp.) - 5 - 11 -
(Gain)/Loss on Debt Extinguishment (9) 63 12 4 (1)
Visa Contract Termination Fee (Other Exp.) 8 - - - -
Total Adjustments (1) 68 12 15 (1)
Adjusted Noninterest Expense $1,362 $1,435 $1,487 $1,533 $1,466

Additional Noninterest Expense Disclosures
V. APPENDIX
Totals may not foot due to rounding
($ in millions)
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Operating Losses $14 $16 $27 $26 $27
Mortgage Reinsurance (Other Exp.) 9 9 7 2 7
Credit & Collections (Other Exp.) 74 66 69 71 51
Other Real Estate (Other Exp.) 46 86 77 90 69
Total Credit-related Expenses $143 $177 $181 $189 $155

Reconciliation of Non GAAP Measures
V. APPENDIX
($ in millions, except per share data)
Three Months Ended
March 31 June 30 September 30 December 31 March 31
2010 2010 2010 2010 2011
Total shareholders' equity                $22,620 $23,024 $23,438 $23,130 $19,223
Goodwill, net of deferred taxes                     (6,202) (6,197) (6,192) (6,189) (6,185)
Other intangible assets including MSRs, net of deferred taxes (1,761) (1,409) (1,174) (1,545) (1,635)
MSRs 1,641 1,298 1,072 1,439 1,538
Tangible equity              16,298 16,716 17,144 16,835 12,941
Preferred stock (4,923) (4,929) (4,936) (4,942) (172)
Tangible common equity $11,375 $11,787 $12,208 $11,893 $12,769
Total assets                 $171,796 $170,668 $174,703 $172,874 $170,794
Goodwill                 (6,323) (6,323) (6,323) (6,323) (6,324)
Other intangible assets including MSRs                 (1,800) (1,443) (1,204) (1,571) (1,659)
MSRs 1,641 1,298 1,072 1,439 1,538
Tangible assets                 $165,314 $164,200 $168,248 $166,419 $164,349
Tangible equity to tangible assets 9.86% 10.18% 10.19% 10.12% 7.87%
Tangible common equity to tangible assets 6.88% 7.18% 7.26% 7.15% 7.77%
Tangible book value per common share $22.76 $23.58 $24.42 $23.76 $23.79